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                                                                    Exhibit 10.1



                       NATURAL MICROSYSTEMS CORPORATION

                 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                (Amended and Restated Effective March 12, 1999)

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1.   PURPOSE
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          The purpose of this Natural MicroSystems Corporation 1993 Non-Employee
Director Stock Option Plan (the "Plan") is to enable Natural MicroSystems Corporation (the "Company") to attract and retain non-employee directors and further align their interests with those of the shareholders by providing for or increasing their equity interests in the Company.

2.   ADMINISTRATION
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          This Plan shall be administered by the Board of Directors of the
Company (the "Board") or by the Compensation Committee appointed by the Board (the "Committee"). In the event the Board refrains from delegating administration of this Plan to the Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.

3.   ELIGIBILITY
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          Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible for the grant of Options (as hereinafter defined) under this Plan.

4.   AVAILABLE SHARES
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          The total number of shares of Common Stock, par value $.01 per share, of the Company ("Common Shares"), for which options may be granted under this Plan shall not exceed 240,000 shares, subject to adjustment as provided in
Section 6 hereof. Shares covered by unexercised Options which are no longer exercisable for any reason shall be available for issuance under Options granted hereunder for purposes of computing the foregoing limitation unless the Plan has been terminated. Shares delivered on exercise of Options may be made available from authorized and the Treasury of the Company.

5.   OPTIONS
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          (a) Initial Grants. On the date the Company consummates an
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underwritten initial public offering of the Common Stock, each person who is a
Non-Employee Director at the time of approval of this Plan by the Board (the "Effective Date") shall automatically be
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granted an option ("Option") to purchase 2,500 Common Shares, subject to adjustment as provided in Section 6 hereof. In addition, each person who first becomes a Non-Employee Director after the Effective Date shall, on the date such person becomes a Non-Employee Director, automatically be granted an Option to purchase 15,000 (post-split, November 22, 1996) Common Shares, subject to adjustment as provided in Section 6 hereof.

         (b) Annual Grants. On the date of each annual meeting of Stockholders
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of the Company, each person who is a Non-Employee Director shall automatically be granted an Option to purchase 5,000 (post-split, November 22, 1996) Common Shares, subject to adjustment as provided in Section 6 hereof.

         (c) Insufficient Shares. Notwithstanding the foregoing, if, on any date
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upon which Options are to be granted under Section 5(a) or 5(b) hereof, the number of Common Shares remaining available for issuance under this Plan is insufficient for the grant of Options to purchase the total number of Common Shares specified in such sections, then each Non-Employee Director entitled to receive an Option on such date shall be granted an Option to purchase a proportionate amount of the available number of Common Shares (rounded down to the greatest number of whole shares). Except for the specific Options referred to in Sections 5(a) and 5(b) above, no other Options shall be granted under this Plan.

         (d) Option Price and Terms. Each Option shall be evidenced by a written
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option agreement that shall contain the following terms and provisions:

               (i) The exercise price per Common Share shall be equal to the Fair Market Value (as hereinafter defined) of one Common Share on the date of grant of such Option. If, at the time an Option is granted the Company's Common Shares are publicly traded, "Fair Market Value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Shares on the principal national securities exchange on which the Common Shares are traded, if the Common Shares are then listed on a national securities exchange; or
         (ii) the last reported sale price (on that date) of the Common Shares on NASDAQ if the Common Shares are not then listed on a national securities exchange; or, if not so reported or listed, (iii) the closing bid price (or average of bid prices) last quoted (on that date) of the Common Shares on the over-the-counter market. If, at the time an Option is granted under the Plan, the Company's Common Shares are not publicly traded, "Fair Market Value" shall be the fair market value on the date the Option is granted as determined by the Committee in good faith.

               (ii) Payment of the exercise price of the Option shall be made in full in cash or by check concurrently with the exercise of the Option.

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               (iii)  The Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's life time only by the optionee or the optionee's guardian or legal representative.

               (iv) Options granted pursuant to Section 5(a) shall become exercisable by the optionee in three annual installments of 33%, 33% and 34% on the first, second and third anniversaries, respectively, of the date of grant and shall expire upon the first to occur of the following:

                           (A) the third anniversary of the date upon which the optionee shall cease to be a Non-Employee Director, or

                           (B)   the tenth anniversary of the date of grant.

               (v) Options granted pursuant to Section 5(b) shall become exercisable by the optionee on the first anniversary of the date of grant and shall expire upon the first to occur of the following:

                           (A) the third anniversary of the date upon which the optionee shall cease to be a Non-Employee Director, or

                           (B)   the tenth anniversary of the date of grant.

               (vi) In the event that the optionee shall cease to be a Non-Employee Director prior to the date all or any portion of an Option becomes exercisable in accordance with clause (iv) or clause (v) above, such Option or portion thereof (A) shall become exercisable in full at any time within one year of the date of such event if it occurred as a result of the optionee's death or permanent disability, or (B) shall terminate in full on the date of such event if it occurred for any other reason.

               (vii) Such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall include in the written option agreement.

               (viii) Notwithstanding the provisions of (iv) and (v) above, all options granted hereunder shall become fully exercisable upon a change of control. For purposes hereof, a "change of control" shall mean (i) the direct or indirect acquisition by any person, entity or group acting in concert of more than 35% of the aggregate voting power of the outstanding securities of the Company having the right to vote at elections of directors,(ii) a majority of the board of directors of the Company ceasing to consist of individuals who are members of such board on December 19, 1997 or for whose nomination for such membership a majority of such members voted in favor, or (iii) the disposition by the Company of substantially all its business, other than in connection with a mere change of place of incorporation or similar mere change in form.

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6.  ADJUSTMENTS
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         (a)   Stock Dividends, Recapitalization, Etc. If the outstanding
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securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into a different number or kind of securities of the Company, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan.

         (b)   Merger, Sale of Assets, Etc. If the Company is merged into or
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consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets while unexercised Options remain outstanding under the Plan, as of the date thirty (30) days prior to such transaction (i) all outstanding Options shall become fully vested and exercisable in full, and (ii) any Options which remain unexercised as of the day prior to the effective date of the transaction shall be cancelled as of such day and shall not thereafter be exercisable by anyone; provided that the accelerated exercisability of Options shall be contingent on completion of the transaction and shall be null and void if the transaction is not consummated; and provided, further, that accelerated exercisability pursuant to this provision shall not extend the expiration date for any Option determined pursuant to Section 5.

7.  AMENDMENT AND TERMINATION OF PLAN
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         The Board may amend or terminate this Plan at any time and in any manner, subject to the following:

         (a) no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and

         (b) Section 5 hereof shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

8.  EFFECTIVE DATE AND DURATION OF PLAN
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         This Plan shall become effective and shall be deemed to have been adopted on October 22, 1993, the date the Plan was adopted by the Board. The stockholders of the

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Company approved the Plan on January 13, 1994. This Plan shall terminate and no
Options shall be granted hereunder after October 22, 2003.


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         Amended by the Board of Directors on March 8, 1996, with the approval of the stockholders on May 3, 1996.
         Amended by the Board of Directors on December 19, 1997, with the approval of the stockholders on April 16, 1998.
         Amended by the Board of Directors on March 12, 1999, with the approval of the stockholders on April 30, 1999.

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